Exhibit 13.1

CERTIFICATION
PURSUANT TO 18 U.S.C.
SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF
2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (pursuant 18 U.S.C Section 1350), the undersigned officer of Micro Focus International plc, a public limited company incorporated under English law, does hereby certify that to the best of such officer’s knowledge, that:

1.
the annual report on Form 20-F for the period ended October 31, 2020 of Micro Focus International plc fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in this annual report fairly presents, in all material respects, the financial condition and results of operations of Micro Focus International plc.

Date: February 22, 2021

/s/ Stephen Murdoch

Name: Stephen Murdoch
Title: Chief Executive Officer